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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William R. Johnson, Lawrence J. McCabe and Paul
F. Renne, and each of them, such person's true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign H.J. Heinz Company's Annual Report on Form 10-K for the fiscal year ended April 28, 1999, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or such persons' or person's substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This Power of Attorney has been signed below as of the 14th day of July, 1999 by the following persons in the capacities indicated.


Signature                          Title
---------                          -----

/s/ Anthony J. F. O'Reilly         Chairman of the Board of Directors
-----------------------------
    Anthony J. F. O'Reilly


/s/ William R. Johnson             President and Chief Executive Officer
-----------------------------      and Director (Principal Executive Officer)
    William R. Johnson


/s/ Paul F. Renne                  Executive Vice President and Chief
-----------------------------      Financial Officer and Director (Principal
    Paul F. Renne                  Financial Officer)


/s/ Lawrence J. McCabe             Senior Vice President, General
-----------------------------      Counsel and Secretary and Director
    Lawrence J. McCabe


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/s/ William P. Snyder III               Director
------------------------------
    William P. Snyder III


/s/ Herman J. Schmidt                   Director
------------------------------
    Herman J. Schmidt


/s/ Eleanor B. Sheldon                  Director
------------------------------
    Eleanor B. Sheldon


/s/ Samuel C. Johnson                   Director
------------------------------
    Samuel C. Johnson


/s/ Donald R. Keough                    Director
------------------------------
    Donald R. Keough


/s/ S. Donald Wiley                     Director
------------------------------
    S. Donald Wiley


/s/ David R. Williams                   Director
------------------------------
    David R. Williams


/s/ Nicholas F. Brady                   Director
------------------------------
    Nicholas F. Brady


/s/ William C. Springer                 Director
------------------------------
    William C. Springer


/s/ Edith E. Holiday                    Director
------------------------------
    Edith E. Holiday


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/s/ Candace Kendle                Director
---------------------------
    Candace Kendle


/s/ James M. Zimmerman            Director
---------------------------
    James M. Zimmerman


/s/ Leonard S. Coleman, Jr.       Director
---------------------------
    Leonard S. Coleman, Jr.


/s/ A. G. Malcolm Ritchie         Director
---------------------------
    A. G. Malcolm Ritchie


/s/ Edward J. McMenamin           Vice President--Corporate Controller
---------------------------       (Principal Accounting Officer)
    Edward J. McMenamin